Exhibit 32.2

Certification of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of American Liberty Petroleum Corp. (the “Company”) for the fiscal year ended October 31, 2014 filed with the Securities and Exchange Commission (the “Report”), I, Steven M. Plumb, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and results of operations of the Company for the periods presented

Date: February 12, 2015	By:	/s/ Steven M. Plumb
STEVEN M. PLUMB
Chief Financial Officer